Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


      Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.
1350), the undersigned officer of NovaDel Pharma Inc., a Delaware corporation (the "Company"), does hereby certify that to his knowledge:


      (1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended October 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 15, 2004                 /s/ Gary A. Shangold, M.D.
                                           --------------------------
                                           Gary A. Shangold, M.D.
                                           President and Chief Executive Officer


This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Commission or its staff upon request.